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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Supplement to the Prospectus of Vista Capital Advantage Variable Annuity (the "Supplement"), which constitutes part of this Registration Statement on Form N-4 for FS Variable Annuity Account Two of First SunAmerica Life Insurance Company, of our report dated April 15, 2005, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and our report dated December 17, 2004, relating to the financial statements of FS Variable Annuity Account Two at August 31, 2004, and for each of the two years in the period ended August 31, 2004. We also consent to the incorporation by reference in the Supplement of our report dated May 27, 2005, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2004. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
Los Angeles, California
August 12, 2005